UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2020

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountain View Blvd., Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 7.01     Regulation FD Disclosure

On March 17, 2020, Barnes & Noble Education, Inc. (the “Company”) issued a press release providing an update on the Company's full-year Fiscal 2020 outlook.

A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of Barnes & Noble Education, Inc., dated March 17, 2020.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: March 17, 2020
BARNES & NOBLE EDUCATION, INC.

By:     /s/ Michael C. Miller
Name:     Michael C. Miller

Title:	Executive Vice President, Corporate Affairs and Chief Legal Officer

BARNES & NOBLE EDUCATION, INC.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Barnes & Noble Education, Inc., dated March 17, 2020.